Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

	Nine Months Ended September 30,
(Dollars in thousands, except per share data)	2012	2011	Change
Interest income	$764,140	868,453	(12.0)%
Interest expense	117,479	171,455	(31.5)

Net interest income	646,661	696,998	(7.2)
Provision for loan losses	173,843	364,230	(52.3)

Net interest income after provision for loan losses	472,818	332,768	42.1

Non-interest income:
Service charges on deposit accounts	57,319	59,595	(3.8)
Fiduciary and asset management fees	31,966	35,046	(8.8)
Brokerage revenue	19,786	19,067	3.8
Mortgage banking income	23,247	15,469	50.3
Bankcard fees	23,938	34,344	(30.3)
Investment securities gains, net	30,909	64,670	(52.2)
Other fee income	14,927	15,643	(4.6)
Increase (decrease) in fair value of private equity investments, net	6,428	(941)	nm
Other non-interest income	25,329	22,512	12.5

Total non-interest income	233,849	265,405	(11.9)

Non-interest expense:
Salaries and other personnel expense	280,972	278,431	0.9
Net occupancy and equipment expense	79,512	86,698	(8.3)
FDIC insurance and other regulatory fees	37,171	45,826	(18.9)
Foreclosed real estate expense, net	55,677	101,716	(45.3)
Losses (gains) on other loans held for sale, net	4,005	(2,591)	nm
Professional fees	29,270	30,264	(3.3)
Data processing expense	25,020	27,225	(8.1)
Visa indemnification charges	5,546	96	nm
Restructuring charges	3,444	30,026	(88.5)
Other operating expenses	82,273	86,992	(5.4)

Total non-interest expense	602,890	684,683	(11.9)

Income (loss) before income taxes	103,777	(86,510)	nm
Income tax (benefit) expense	(2,393)	1,690	nm

Net income (loss)	106,170	(88,200)	nm
Net loss attributable to non-controlling interest	—	(220)	nm

Net income (loss) available to controlling interest	106,170	(87,980)	nm

Dividends and accretion of discount on preferred stock	43,968	43,510	1.1

Net income (loss) available to common shareholders	$62,202	(131,490)	nm

Basic EPS
Net income (loss) available to common shareholders	0.08	(0.17)	nm
Diluted EPS
Net income (loss) available to common shareholders	0.07	(0.17)	nm
Cash dividends declared per common share	0.03	0.03	—
Return on average assets	0.53%	(0.41)	nm
Return on average common equity	4.33	(8.85)	nm
Average common shares outstanding - basic	786,429	785,267	0.1%
Average common shares outstanding - diluted	909,717	785,267	nm

nm	- not meaningful

Synovus

INCOME STATEMENT DATA

(Unaudited)

	2012		2011			3rd Quarter
(Dollars in thousands, except per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	‘12 vs. ‘11 Change
Interest income	$247,676	253,809	262,654	273,303	281,970	(12.2)%
Interest expense	35,331	40,453	41,695	46,147	53,367	(33.8)

Net interest income	212,345	213,356	220,959	227,156	228,603	(7.1)
Provision for loan losses	63,572	44,222	66,049	54,565	102,325	(37.9)

Net interest income after provision for loan losses	148,773	169,134	154,910	172,591	126,278	17.8

Non-interest income:
Service charges on deposit accounts	20,404	18,684	18,231	19,175	20,039	1.8
Fiduciary and asset management fees	10,340	10,792	10,835	10,763	11,631	(11.1)
Brokerage revenue	6,844	6,295	6,647	6,939	6,556	4.4
Mortgage banking income	9,261	7,983	6,003	4,847	7,427	24.7
Bankcard fees	7,866	8,493	7,579	7,150	11,562	(32.0)
Investment securities gains, net	6,656	4,170	20,083	10,337	62,873	(89.4)
Other fee income	5,276	4,951	4,700	4,310	5,423	(2.7)
(Decrease) increase in fair value of private equity investments, net	(944)	7,279	93	(177)	(771)	(22.4)
Other non-interest income	7,530	7,830	9,968	10,126	8,652	(13.0)

Total non-interest income	73,233	76,477	84,139	73,470	133,392	(45.1)

Non-interest expense:
Salaries and other personnel expense	93,177	95,173	92,622	93,115	93,184	(0.0)
Net occupancy and equipment expense	26,647	26,159	26,706	27,338	27,981	(4.8)
FDIC insurance and other regulatory fees	9,205	13,302	14,663	13,238	15,463	(40.5)
Foreclosed real estate expense, net	11,997	20,708	22,972	31,853	37,108	(67.7)
Losses (gains) on other loans held for sale, net	4,104	(1,058)	959	(145)	(846)	nm
Professional fees	10,074	9,929	9,267	10,321	10,135	(0.6)
Data processing expense	8,284	8,712	8,024	8,532	9,024	(8.2)
Visa indemnification charges	833	1,734	2,979	5,942	—	nm
Restructuring charges	1,192	1,393	858	639	2,587	(53.9)
Other operating expenses	25,979	32,212	24,083	28,249	27,916	(6.9)

Total non-interest expense	191,492	208,264	203,133	219,082	222,552	(14.0)

Income before income taxes	30,514	37,347	35,916	26,979	37,118	(17.8)
Income tax (benefit) expense	(211)	(2,105)	(77)	(378)	6,910	nm

Net income	30,725	39,452	35,993	27,357	30,208	1.7
Dividends and accretion of discount on preferred stock	14,695	14,649	14,624	14,578	14,541	1.1

Net income available to common shareholders	$16,030	24,803	21,369	12,779	15,667	2.3

Basic EPS
Net income available to common shareholders	0.02	0.03	0.03	0.02	0.02	—
Diluted EPS
Net income available to common shareholders	0.02	0.03	0.02	0.01	0.02	—
Cash dividends declared per common share	0.01	0.01	0.01	0.01	0.01	—
Return on average assets *	0.47%	0.59%	0.53%	0.39	0.42	11.9
Return on average common equity *	3.30	5.23	4.49	2.66	3.20	3.1
Average common shares outstanding - basic	786,576	786,576	786,135	785,289	785,280	0.2%
Average common shares outstanding - diluted	910,396	909,761	908,986	911,253	911,247	(0.1)

nm	- not meaningful
*	- ratios are annualized

Synovus

BALANCE SHEET DATA

(Unaudited)

	September 30, 2012	December 31, 2011	September 30, 2011
(In thousands, except share data)
ASSETS
Cash and cash equivalents	$454,028	510,423	452,034
Interest bearing funds with Federal Reserve Bank	815,156	1,567,006	2,750,953
Interest earning deposits with banks	27,215	13,590	21,560
Federal funds sold and securities purchased under resale agreements	116,318	158,916	189,304
Trading account assets, at fair value	5,953	16,866	17,467
Mortgage loans held for sale, at fair value	246,224	161,509	125,379
Other loans held for sale	11,254	30,156	53,074
Investment securities available for sale, at fair value	3,229,440	3,690,125	3,596,511
Loans, net of deferred fees and costs	19,731,865	20,079,813	20,102,086
Allowance for loan losses	(420,404)	(536,494)	(595,383)

Loans, net	19,311,461	19,543,319	19,506,703

Premises and equipment, net	475,222	486,923	488,074
Goodwill	24,431	24,431	24,431
Other intangible assets, net	5,895	8,525	9,482
Other real estate	189,182	204,232	239,255
Other assets	852,865	746,824	779,697

Total assets	$25,764,644	27,162,845	28,253,924

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$5,503,288	5,366,868	5,249,335
Interest bearing deposits, excluding brokered deposits	14,423,583	15,261,710	15,702,461
Brokered deposits	919,959	1,783,174	2,157,631

Total deposits	20,846,830	22,411,752	23,109,427
Federal funds purchased and securities sold under repurchase agreements	165,865	313,757	328,806
Long-term debt	1,654,183	1,364,727	1,522,334
Other liabilities	222,066	245,157	463,909

Total liabilities	22,888,944	24,335,393	25,424,476

Equity:
Shareholders’ equity:
Series A Preferred Stock, no par value (1)	954,690	947,017	944,538
Common stock, par value $1.00 (2)	792,269	790,989	790,974
Additional paid-in capital	2,202,903	2,241,171	2,254,068
Treasury stock, at cost (3)	(114,176)	(114,176)	(114,176)
Accumulated other comprehensive income	16,156	21,093	32,189
Accumulated deficit	(976,142)	(1,058,642)	(1,078,145)

Total shareholders’ equity	2,875,700	2,827,452	2,829,448
Total liabilities and shareholders’ equity	$25,764,644	27,162,845	28,253,924

(1)	Preferred shares outstanding: 967,870, at all periods presented
(2)	Common shares outstanding: 786,575,516; 785,295,428; and 785,280,277 at September 30, 2012, December 31, 2011, and September 30, 2011, respectively.
(3)	Treasury shares: 5,693,452, at all periods presented

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

	2012			2011
(Dollars in thousands)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,495,838	3,539,376	3,577,026	3,647,459	3,152,589
Yield	1.67%	2.11	2.35	2.59	3.28
Tax-exempt investment securities (2) (4)	$19,503	21,408	23,559	25,566	27,903
Yield (taxable equivalent)	6.47%	6.40	6.36	6.57	6.66
Trading account assets	$12,343	13,647	14,975	19,107	14,601
Yield	8.27%	6.93	7.47	4.87	5.76
Commercial loans (3) (4)	$15,691,881	15,941,719	16,144,615	16,276,207	16,535,371
Yield	4.63%	4.67	4.76	4.82	4.88
Consumer loans (3)	$3,940,000	3,896,941	3,866,084	3,871,393	3,869,698
Yield	4.80%	4.87	4.95	4.95	5.06
Allowance for loan losses	$(446,495)	(498,419)	(529,669)	(587,956)	(632,082)

Loans, net (3)	$19,185,386	19,340,241	19,481,030	19,559,644	19,772,987
Yield	4.79%	4.85	4.94	5.01	5.09
Mortgage loans held for sale	$175,199	90,499	112,040	161,632	91,257
Yield	4.03%	4.99	4.88	4.58	5.74
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$1,215,743	1,668,814	1,830,295	2,221,728	3,075,470
Yield	0.24%	0.24	0.24	0.24	0.24
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$53,239	63,665	78,100	84,171	96,442
Yield	1.87%	1.85	1.43	0.93	0.90

Total interest earning assets	$24,157,251	24,737,650	25,117,025	25,719,307	26,231,249
Yield	4.09%	4.14	4.22	4.23	4.28

Interest Bearing Liabilities
Interest bearing demand deposits	$3,344,561	3,404,540	3,540,327	3,457,677	3,302,439
Rate	0.19%	0.22	0.25	0.26	0.30
Money market accounts	$6,751,607	6,769,037	6,755,769	6,697,334	6,636,751
Rate	0.33%	0.42	0.49	0.57	0.73
Savings deposits	$557,086	557,149	534,118	516,520	521,604
Rate	0.10%	0.11	0.12	0.12	0.13
Time deposits under $100,000	$1,763,864	1,868,348	1,967,084	2,062,171	2,131,453
Rate	0.85%	0.97	1.08	1.17	1.27
Time deposits over $100,000	$2,176,488	2,336,496	2,480,044	2,710,893	2,912,476
Rate	1.11%	1.23	1.33	1.40	1.49
Brokered money market accounts	$186,336	222,916	223,113	236,973	325,002
Rate	0.33%	0.33	0.28	0.27	0.39
Brokered time deposits	$820,908	1,036,521	1,346,868	1,689,538	2,053,811
Rate	1.83%	1.94	1.89	1.87	1.88

Total interest bearing deposits	$15,600,850	16,195,007	16,847,323	17,371,106	17,883,536
Rate	0.54%	0.64	0.73	0.82	0.95
Federal funds purchased and other short-term liabilities	$350,183	368,984	296,018	329,343	368,311
Rate	0.17%	0.18	0.24	0.26	0.28
Long-term debt	$1,372,741	1,326,239	1,386,324	1,443,825	1,693,673
Rate	4.09%	4.34	3.19	2.78	2.45

Total interest bearing liabilities	$17,323,774	17,890,230	18,529,665	19,144,274	19,945,520
Rate	0.81%	0.91	0.90	0.96	1.06

Non-interest bearing demand deposits	$5,560,827	5,606,352	5,397,964	5,413,322	5,175,521

Net interest margin	3.51%	3.48	3.55	3.52	3.47

Taxable equivalent adjustment	$761	780	798	844	880

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and (losses).
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)	September 30, 2012
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans
Multi-Family	$759,500	3.8%	$4,531	0.6%
Hotels	689,196	3.5	13,278	1.9
Office Buildings	772,961	3.9	12,277	1.8
Shopping Centers	911,804	4.6	25,397	3.6
Commercial Development	279,585	1.4	46,682	6.7
Warehouses	508,770	2.6	3,348	0.5
Other Investment Property	469,081	2.4	8,795	1.3

Total Investment Properties	4,390,897	22.3	114,308	16.3

1-4 Family Construction	152,598	0.8	14,607	2.1
1-4 Family Investment Mortgage	906,744	4.6	45,103	6.4
Residential Development	367,908	1.9	74,289	10.6

Total 1-4 Family Properties	1,427,250	7.2	133,999	19.1

Land Acquisition	909,420	4.6	183,125	26.2

Total Commercial Real Estate	6,727,567	34.1	431,432	61.6

Commercial, Financial, and Agricultural	5,175,114	26.2	123,894	17.7
Owner-Occupied Real Estate	3,877,578	19.7	62,830	9.0

Total Commercial & Industrial	9,052,692	45.9	186,724	26.7
Home Equity Lines	1,572,986	8.0	21,220	3.0
Consumer Mortgages	1,399,432	7.1	52,313	7.5
Small Business	444,783	2.3	5,833	0.8
Credit Cards	257,922	1.3	—	—
Other Retail Loans	293,536	1.5	2,682	0.4

Total Retail	3,968,659	20.0	82,048	11.7
Unearned Income	(17,053)	nm	—	nm

Total	$19,731,865	100.0%	$700,204	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)	Total Loans	3Q12 vs. 2Q12	3Q12 vs. 4Q11	3Q12 vs. 3Q11
Loan Type	September 30, 2012	% change (1)	% change (1)	% change
Multi-Family	$759,500	(13.3)%	(4.4)	0.9
Hotels	689,196	(9.9)	(17.3)	(12.7)
Office Buildings	772,961	3.5	(0.5)	(2.3)
Shopping Centers	911,804	(8.2)	(9.2)	(9.0)
Commercial Development	279,585	(5.0)	(3.4)	(7.0)
Warehouses	508,770	18.6	5.4	2.2
Other Investment Property	469,081	10.0	5.9	1.3

Total Investment Properties	4,390,897	(2.3)	(4.9)	(4.5)

1-4 Family Construction	152,598	(26.6)	(31.2)	(31.2)
1-4 Family Investment Mortgage	906,744	(5.3)	(9.5)	(11.1)
Residential Development	367,908	(33.1)	(22.6)	(24.0)

Total 1-4 Family Properties	1,427,250	(15.2)	(15.8)	(17.3)

Land Acquisition	909,420	(30.1)	(22.6)	(18.8)

Total Commercial Real Estate	6,727,567	(9.1)	(10.0)	(9.6)

Commercial, Financial, and Agricultural	5,175,114	10.2	2.3	5.6
Owner-Occupied Real Estate	3,877,578	3.9	0.9	(0.9)

Total Commercial & Industrial	9,052,692	7.5	1.7	2.7
Home Equity Lines	1,572,986	(7.7)	(3.8)	(2.5)
Consumer Mortgages	1,399,432	4.5	(1.2)	(1.9)
Small Business	444,783	63.5	64.2	64.4
Credit Cards	257,922	(6.8)	(7.4)	(3.7)
Other Retail Loans	293,536	3.8	8.9	5.0

Total Retail	3,968,659	4.5	3.1	2.9
Unearned Income	(17,053)	nm	nm	nm

Total	$19,731,865	1.0%	(2.3)	(1.8)

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

	2012		2011			3rd Quarter
	Third	Second	First	Fourth	Third	‘12 vs. ‘11
(Dollars in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Non-performing Loans	$700,204	755,161	836,039	883,021	872,074	(19.7)%
Other Loans Held for Sale (1)	10,019	31,306	18,317	30,156	53,074	(81.1)
Other Real Estate	189,182	174,941	201,429	204,232	239,255	(20.9)
Non-performing Assets	899,405	961,408	1,055,785	1,117,409	1,164,403	(22.8)
Allowance for Loan Losses	420,404	453,325	507,794	536,494	595,383	(29.4)
Net Charge-Offs - Quarter	96,493	98,692	94,749	113,454	138,344	(30.3)
Net Charge-Offs / Average Loans - Quarter (2)	1.97%	1.99	1.90	2.26	2.72
Non-performing Loans / Loans	3.55	3.84	4.21	4.40	4.34
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	4.51	4.83	5.26	5.50	5.71
Allowance / Loans	2.13	2.30	2.56	2.67	2.96
Allowance / Non-performing Loans	60.04	60.03	60.74	60.76	68.27
Allowance / Non-performing Loans (3)	131.56	136.94	128.32	124.04	145.12
Past Due Loans over 90 days and Still Accruing	$8,972	5,863	8,388	14,521	26,860	(66.6)%
As a Percentage of Loans Outstanding	0.05%	0.03	0.04	0.07	0.13
Total Past Dues Loans and Still Accruing	$108,633	91,962	144,794	149,441	199,561	(45.6)
As a Percentage of Loans Outstanding	0.55%	0.47	0.73	0.74	0.99
Accruing troubled debt restructurings (TDRs)	$698,847	687,396	651,239	668,472	640,324	9.1

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)	September 30, 2012	December 31, 2011	September 30, 2011
Tier 1 Capital	$2,835,948	2,780,774	2,770,971
Total Risk-Based Capital	3,465,897	3,544,089	3,533,600
Tier 1 Capital Ratio	13.23%	12.94	12.97
Tier 1 Common Equity Ratio	8.73	8.49	8.50
Total Risk-Based Capital Ratio	16.17	16.49	16.53
Tier 1 Leverage Ratio	10.97	10.08	9.87
Common Equity as a Percentage of Total Assets (2)	7.46	6.92	6.67
Tangible Common Equity as a Percentage of Tangible Assets (3)	7.35	6.81	6.56
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	8.82	8.60	8.66
Book Value Per Common Share (4) (5)	2.11	2.06	2.07
Tangible Book Value Per Common Share (3) (5)	2.07	2.02	2.03

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Cumulative Perpetual Perferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders' Equity less Cumulative Perpetual Preferred Stock divided by total common shares outstanding.
(5)	Equity and common shares exclude impact of unexercised tangible equity units (tMEDS).